                                                                    EXHIBIT 10.7

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of September 2, 2003 (this "Amendment"), to the $1,310,000,000 Credit Agreement, dated as of November 12, 2002 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a Texas limited liability company ("Borrower"), the banks and other lenders from time to time parties thereto (the "Banks"), and CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

                  WHEREAS, Borrower, the Banks, and the Administrative Agent are parties to the Credit Agreement; and

                  WHEREAS, Borrower has requested that the Supermajority Banks agree to amend certain provisions contained in the Credit Agreement, and the Supermajority Banks and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

                  2.       Amendments to Definition of Excluded Transactions in
Section 1.1 of the Credit Agreement. The definition of "Excluded Transactions" in Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) Each word "Indebtedness" therein is hereby deleted and replaced with the phrase "Indebtedness for Borrowed Money";

                  (b) Clause (a) thereof is hereby deleted and replaced with new clause (a) as follows:

                  "(a) Indebtedness for Borrowed Money in respect of any refinancing, refundings, renewals or extensions (on or prior to the maturity thereof) of Indebtedness for Borrowed Money outstanding on the Closing Date (without any increase in the principal amount thereof plus any expenses (including any redemption premium or penalty) or any shortening of the final maturity thereof to a date earlier than the earlier of (i) the maturity date thereof in effect on the effective date of the First Amendment to this Agreement and (ii) November 11,
         2007);"

                  (c) The phrase "$300,000,000" in clause (k) thereof is hereby deleted and replaced with the phrase "$800,000,000".

                  3.       Amendment to Definition of Net Cash Proceeds in
Section 1.1. of the Credit Agreement. The definition of "Net Cash Proceeds" in
Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with a new clause (b) as follows:

                  "(b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness for Borrowed Money, the cash proceeds received from such issuance or incurrence, net of (i) attorney's fees, investment banking fees, accountants' fees, underwriting discounts, escrow fees, reserves, related swap costs and commissions and other customary fees and expenses actually incurred in connection therewith and other similar payment obligations resulting therefrom (other than the obligations under this Agreement) that are required to be paid concurrently or otherwise as a result of such issuance or incurrence and (ii) other amounts that are to be refinanced or refunded as described in clause (a) of the definition of Excluded Transactions or otherwise paid with all of part of the proceeds thereof."

                  4.       Amendment to Section 5.6(a) of the Credit Agreement.
Section 5.6(a) of the Credit Agreement is hereby amended by deleting the word "Indebtedness" therein and replacing it with the phrase "Indebtedness for Borrowed Money".

                  5. Addition of New Section 5.9 to the Credit Agreement. A new Section 5.9 is hereby added to the Credit Agreement as follows:

                  "Section 5.9. Borrower's Option to Effect Defeasance or Covenant Defeasance.

                  The Borrower may elect, at its option at any time, to have
         Section 5.9(b)or (c) applied to the Notes, upon compliance with the conditions set forth below in this Section 5.9. Any such election shall be evidenced by delivery by the Borrower to the Administrative Agent of a certificate stating that the Borrower has made such election.

                  (b) Defeasance and Discharge. Upon the Borrower's exercise of its option to have this Section 5.9(b) applied to the Notes, the Borrower shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section 5.9(b) on and after the date the conditions set forth in Section 5.9(d) are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Borrower shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes, this Agreement and the other Loan Documents insofar as such Notes are concerned (and the Administrative Agent, at the expense of the Borrower, shall execute proper instruments acknowledging the same, including without limitation, a discharge of the Pledge Agreement), subject to the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of the Banks to receive, solely from the trust fund described in Section 5.9(d) and as more fully set forth in such Section 5.9(d), payments in respect of the principal of and any premium and interest on their Notes when payments are due, (ii) the rights, powers, trusts, duties and immunities of the Administrative Agent and the Collateral Trustee hereunder and (iii) this Section 5.9. Subject to compliance with this
         Section 5.9, the Borrower may exercise its option to have this Section 5.9(b) applied to the Notes notwithstanding the prior exercise of its option to have Section 5.9(c) applied to such Notes.

                  (c) Covenant Defeasance. Upon the Borrower's exercise of its option to have this Section 5.9(c) applied to the Notes, (i) the Borrower shall be released from its obligations under any covenants under Article V (other than Section 5.9) and Articles VII and VIII and
         (ii) the occurrence of any event specified in Article 9, shall be deemed not to be or result in an Event of Default on and after the date the conditions set forth in Section 5.9(d) are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Borrower may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Agreement and such Notes shall be unaffected thereby.

                  (d) Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 5.9(b) or Section 5.9(c) to the Notes:

                           (i)      The Borrower shall irrevocably
                  have deposited or caused to be deposited in a segregated trust account for the exclusive benefit of the Banks with a nationally recognized trust company, bank or financial institution selected by the Borrower having at least $10 billion in trust assets at the time of such deposit, that agrees to comply with the provisions of this Section 5.9 applicable to it (the "Collateral Trustee") as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Banks holding the Notes, (A) money in an amount, or
                  (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Administrative Agent, to pay and discharge, and which shall be applied by the Collateral Trustee to pay and discharge, the principal of and any premium and interest on the Notes on the respective stated maturities, in accordance with the terms of this Agreement and such Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
                  (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or
                  (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933 as amended) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                           (ii)     In the event of an election to
                  have Section 5.9(b) apply to the Notes, the Borrower shall have delivered to the Administrative Agent an opinion of its counsel stating that (A) the Borrower has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Banks holding the Notes will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                           (iii)    In the event of an election to
                  have Section 5.9(c) apply to the Notes, the Borrower shall have delivered to the Administrative Agent an opinion of counsel to the effect that the Banks holding the Notes will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Notes and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                           (iv)     No event which is, or after notice
                  or lapse of time or both would become, an Event of Default with respect to the Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 9.1(g) and

                  (h), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                           (v)      Such Defeasance or Covenant
                  Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Borrower is a party or by which it is bound.

                           (vi)     The Borrower shall have delivered
                  to the Administrative Agent an officers' certificate and an opinion of counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with, and such opinion shall state, subject to customary exceptions, that the deposit made pursuant to
                  Section 5.9(d)(i) shall have created in favor of the Collateral Trustee for the benefit of the Banks a first priority perfected security interest in such deposit to secure the Notes.

                  (e) Discharge of Pledged Bond and Pledge Agreement and Acknowledgment of Discharge By Administrative Agent. Subject to Section 5.9(g) below and after the Borrower has delivered to the Administrative Agent an officers' certificate and an opinion of counsel, each stating that all conditions precedent referred to in Section 5.9(d) relating to the defeasance or satisfaction and discharge, as the case may be, of this Agreement have been complied with, the Pledged Bond and the Pledge Agreement shall be automatically discharged notwithstanding anything to the contrary contained therein (including Section 12 of the Pledge Agreement) or in the documents executed in connection therewith and the Administrative Agent shall notify the Trustee (as defined in the Pledge Agreement) of such discharge and upon request of the Borrower shall acknowledge in writing the defeasance or the satisfaction and discharge, as the case may be, of this Agreement and the discharge of the Borrower's obligations under this Agreement and the other Loan Documents and the Administrative Agent shall return the Pledged Bond to the Borrower and execute and deliver any instruments reasonably requested by the Borrower to evidence the discharge of the Pledged Bonds and the Pledge Agreement.

                  (f) Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Collateral Trustee pursuant to Section 5.9(d) in respect of the Notes shall be held in trust and applied by the Collateral Trustee, in accordance with the provisions of the Notes and this Agreement, to the payment, either directly or through any such agent as the Collateral Trustee may determine, to the Banks holding such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Borrower shall pay and indemnify the Collateral Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 5.9(d) or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Notes.

                  Anything in this Section 5.9 to the contrary notwithstanding, the Collateral Trustee shall deliver or pay to the Borrower from time to time upon Borrower's request any money or U.S. Government Obligations held by it as provided in Section 5.9(d) with respect to the Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Collateral Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Notes.

                  Any money deposited with the Administrative Agent, in trust for the payment of the principal of or any premium or interest on the Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable may be paid to the Borrower on Borrower's request, or (if then held by the Borrower) shall be discharged from such trust; and the holder of such Note shall thereafter, as an unsecured general creditor, look only to the Borrower for payment thereof, and all liability of the Collateral Trustee with respect to such trust money, and all liability of the Borrower as trustee thereof, shall thereupon cease; provided, however, that the Collateral Trustee, before being required to make any such repayment, may at the expense of the Borrower cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Borrower.

                  (g) Reinstatement. If the Collateral Trustee is unable to apply any money in accordance with this Section 5.9 with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Agreement and such Notes from which the Borrower has been discharged or released pursuant to
         Section 5.9(b) or 5.9(c) shall be revived and reinstated as though no deposit had occurred pursuant to this Section 5.9 with respect to such Notes, until such time as the Collateral Trustee is permitted to apply all money held in trust pursuant to Section 5.9(f) with respect to such Notes in accordance with this Section 5.9; provided, however, that if the Borrower makes any payment of principal of or any premium or interest on any such Note following such reinstatement of its obligations, the Borrower shall be subrogated to the rights (if any) of the Banks holding such Notes to receive such payment from the money so held in trust."

                  6. Addition of a New Section 5.10 to the Credit Agreement. A new Section 5.10 is hereby added to the Credit Agreement as follows:

                  "The Borrower shall not, without the prior consent of the Majority Bank, prepay any Indebtedness for Borrowed Money issued after the effective date of the First Amendment to this Agreement and secured pursuant to Section 8.2(b)(iv) other than in connection with a refinancing, refunding, renewal or extension thereof described in clause (a) of the definition of Excluded Transactions."

                  7. Amendment to Section 8.2(b)(iv) of the Credit Agreement. Section 8.2(b)(iv) of the Credit Agreement is hereby amended by deleting the phrase "$300,000,000" in such Section and replacing such phrase with the phrase "$800,000,000".

                  8. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts of this Amendment executed by Borrower and the Supermajority Banks in accordance with Section 11.1 of the Credit Agreement;

                  (b) The Borrower shall have paid fees to the Banks executing this Amendment as previously agreed between the Borrower and Banks;

                  (c) The Administrative Agent shall have received an opinion of Baker Botts LLP and Rufus S. Scott, Deputy General Counsel of the Borrower, addressing the Borrower's existence, the due execution and delivery by the Borrower of this Amendment, the enforceability against the Borrower of its obligations thereunder and absence of conflicts with this Amendment with the charter documents and material agreements of the Borrower;

                  (d) The Administrative Agent shall have received a certificate of the Borrower stating that the representations and warranties made by it in Article VII of the Credit Agreement and otherwise in the Loan Documents to which it is a party as if made as the date hereof (except to the extent such representations and warranties are limited to a prior date); and

                  (e) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  9. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 8 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  10. Representations and Warranties. Borrower, as of the date hereof and after giving effect to the amendment contained herein, hereby represents and warrants that no Default or Event of Default has occurred and is continuing and confirms, reaffirms and restates the representations and warranties made by it in Article VII of the Credit Agreement and otherwise in the Loan Documents to which it is a party as if made as the date hereof (except to the extent such representations and warranties are limited to a prior date); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Bank shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                CENTERPOINT ENERGY HOUSTON
                                ELECTRIC, LLC

                                By:  /s/ Gary L. Whitlock
                                    --------------------------------------------
                                    Name:  Gary L. Whitlock
                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                                                  Signature Page
                                First Amendment to CenterPoint Houston Electric,
                                             LLC $1,310,000,000 Credit Agreement

                                CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent

                                By:  /s/ S. WILLIAM FOX
                                    --------------------------------------------
                                    Name:  S. WILLIAM FOX
                                    Title: DIRECTOR

                                By:  /s/ BILL O'DALY
                                    --------------------------------------------
                                    Name:  BILL O'DALY
                                    Title: DIRECTOR

                                CREDIT SUISSE FIRST BOSTON, as a Bank

                                By:   /s/ ROBERT FRANZ
                                    --------------------------------------------
                                    Name:  ROBERT FRANZ
                                    Title: DIRECTOR

                                By:  /s/ [Illegible]
                                    --------------------------------------------
                                    Name:  [Illegible]
                                    Title: Director

                                                                  Signature Page
                                First Amendment to CenterPoint Houston Electric,
                                             LLC $1,310,000,000 Credit Agreement

                                GOVERNMENT EMPLOYEES INSURANCE
                                COMPANY, as a Bank

                                By:  /s/ Thomas M. Wells
                                    --------------------------------------------
                                    Name:  Thomas M. Wells
                                    Title: Senior Vice President, Controller and
                                           Chief Financial Officer

                                                                  Signature Page
                                First Amendment to CenterPoint Houston Electric,
                                             LLC $1,310,000,000 Credit Agreement

                                GENERAL REINSURANCE  CORPORATION, as
                                a Bank

                                By:  /s/ [Illegible]
                                    --------------------------------------------
                                    Name:
                                    Title: